THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT
(LIBERTY CROSSING, ROWLETT, TEXAS)

THIS THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT (this "Amendment") is made and entered into as of the 1st day of May, 2012, by and between NWC LIBERTY GROVE & SH 66, LTD., a Texas limited partnership ("Seller"), and AMERICAN REALTY CAPITAL IV, LLC, a Delaware limited liability company ("Purchaser").

RECITALS

A.    Seller and Purchaser entered into that certain Purchase and Sale Agreement (as amended, the "Agreement") dated as of March 9, 2012, for the sale and purchase of certain Property located in Rowlett, Texas, as more fully described in the Agreement, as amended by that certain First Amendment to Purchase and Sale Agreement dated as of April 23, 2012, executed by Seller and Purchaser, and that certain Second Amendment to Purchase and Sale Agreement dated as of April 27, 2012, executed by Seller and Purchaser.

B.    Seller and Purchaser desire to further amend the Agreement as hereinafter provided.

C.    All terms which are defined in the Agreement shall have the same meaning when used in this Amendment unless specifically provided herein to the contrary.

AGREEMENT

In consideration of the foregoing, Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser hereby agree as follows:

1.    Inspection Period. Section 3.1 of the Agreement is hereby amended such that the Inspection Period shall be and hereby is extended until 11:59 PM (Dallas, Texas time) on Wednesday, May 2, 2012. In connection with the foregoing, all of the relevant dates in the Agreement that are tied to the Inspection Period shall be extended accordingly.

2.    Counterpart Execution. This Amendment may be executed in multiple counterparts, which, when combined together, shall constitute an original of this Amendment. In addition, facsimile or email signatures of the parties shall be effective on all counterparts of this Amendment.

3.    Entire Agreement. This Amendment, together with the Agreement, embodies the entire agreement of the parties hereto, and incorporates all previous correspondence or communications, whether written or oral. The Agreement, as amended by this Amendment, can only be further modified or varied by written instrument subscribed to by all of the parties hereto.

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This Amendment has been executed by Seller and Purchaser to be effective as of the date first indicated above.

SELLER:

NWC LIBERTY GROVE & SH 66, LTD.,
a Texas limited partnership

By: DEVCO GP, INC.,
a Texas corporation, general partner

By:
Name:
Title:

PURCHASER:

AMERICAN REALTY CAPITAL IV, LLC,
a Delaware limited liability company

By:
Name:
Title: